UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, CA 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 26, 2022, The Trade Desk, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). As of the record date of March 31, 2022, there were 441,791,068 shares of Class A common stock outstanding (each entitled to one vote per share) and 44,234,950 shares of Class B common stock outstanding (each entitled to 10 votes per share). The Class A common stock and Class B common stock (collectively referred to as “common stock”) voted as a single class on all matters. Of the total 486,026,018 shares of the Company's common stock outstanding as of the record date, 404,596,230 shares were represented at the Meeting. The stockholders considered three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2022 (the “Proxy Statement”). The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders elected three Class III directors to hold office for a three-year term expiring at the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Lise J. Buyer	655,585,766	64,945,245	72,947,569
Kathryn E. Falberg	593,404,148	127,126,863	72,947,569
David B. Wells	636,257,048	84,273,963	72,947,569

Proposal 2. The stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following vote:

For	Against	Abstain
792,216,462	1,037,927	224,191

Proposal 3. The stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers set forth in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
496,993,483	222,793,524	744,004	72,947,569

No other items were presented for stockholder approval at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: May 31, 2022
	By:	/s/ Blake J. Grayson
Blake J. Grayson
Chief Financial Officer (Principal Financial and Accounting Officer)